UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 13, 2018 (November 19, 2017)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously announced, on November 19, 2017, Marvell Technology Group Ltd., a Bermuda exempted company (“Marvell”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among Marvell, Kauai Acquisition Corp., a Delaware corporation and indirect wholly owned subsidiary of Marvell (“Merger Sub”), and Cavium, Inc., a Delaware corporation (“Cavium”). As described in the Current Report on Form 8-K filed by Marvell on November 20, 2017, pursuant to the Merger Agreement, Merger Sub will be merged with and into Cavium (the “Merger”), with Cavium continuing as an indirect wholly owned subsidiary of Marvell. The completion of the Merger is subject to regulatory approval as well as other customary closing conditions.

The following audited consolidated financial statements of Cavium are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Report of Independent Registered Public Accounting Firm;

•	Consolidated Statements of Operations for the years ended December 31, 2017, 2016, and 2015;

•	Consolidated Balance Sheets as of December 31, 2017 and 2016;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2017, 2016, and 2015;

•	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2017, 2016, and 2015;

•	Consolidated Statements of Comprehensive Loss for the years ended December 31, 2017, 2016 and 2015;

•	Notes to Consolidated Financial Statements; and

•	Schedule II – Valuation and Qualifying Accounts for the years ended December 31, 2017, 2016 and 2015.

Attached hereto as Exhibit 23.1 is the consent of PricewaterhouseCoopers LLP, the independent auditors to Cavium, related to the above-referenced audited consolidated financial statements of Cavium filed as Exhibit 99.1 to this Current Report on Form 8-K.

The following unaudited condensed consolidated financial statements of Cavium as of and for the three months ended March 31, 2018 and the related notes thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Condensed Consolidated Statements of Operations for the Three months Ended March 31, 2018 and 2017;

•	Unaudited Condensed Consolidated Balance Sheets at March 31, 2018 and December 31, 2017;

•	Unaudited Condensed Consolidated Statements of Cash Flows for the Three months Ended March 31, 2018 and 2017;

•	Unaudited Condensed Consolidated Statements of Comprehensive Loss for the Three months Ended March 31, 2018 and 2017; and

•	Notes to Unaudited Condensed Consolidated Financial Statements.

The section entitled “Management’s Report On Internal Control Over Financial Reporting” included as Item 9A of Cavium’s Annual Report on Form 10-K for the year ended December 31, 2017 is filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The following unaudited pro forma condensed combined financial statements combining the historical consolidated financial position and results of operations of Marvell and its subsidiaries and Cavium and its subsidiaries, as an acquisition by Marvell, are filed as Exhibit 99.4 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of May 5, 2018;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended February 3, 2018 and three months ended May 5, 2018; and

•	Notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

The section entitled “Risk Factors” included in Cavium’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2018 is filed as Exhibit 99.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between Cavium and Marvell, including statements regarding the benefits of the transaction, the anticipated timing of the transaction and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) uncertainties as to the timing of the consummation of the transaction and the ability of each party to consummate the transaction, (ii) the failure to satisfy the conditions to the consummation of the transaction, (iii) the failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Cavium and Marvell, (iv) the effect of the announcement or pendency of the transaction on Cavium’s business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Cavium or Marvell and potential difficulties in Cavium employee retention as a result of the transaction, (vi) the outcome of litigation and other legal proceedings against Cavium and/or Marvell or to which Cavium and/or Marvell become subject, and (vii) the ability of Marvell to successfully integrate Cavium’s operations and product lines. The foregoing review of important factors should not be construed as exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Marvell and Cavium described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell and Cavium assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Marvell nor Cavium gives any assurance that either Marvell or Cavium will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Cavium, Inc. Audited Consolidated Financial Statements as of December 31, 2017 and 2016 and for each of the three years in the period ended December 31, 2017

99.2	Cavium, Inc. Unaudited Financial Statements for the Three months Ended March 31, 2018, and accompanying notes thereto

99.3	Cavium, Inc. Management’s Report on Internal Control Over Financial Reporting

99.4	Unaudited Pro Forma Condensed Combined Financial Statements

99.5	Cavium, Inc. Risk Factors for the Quarter Ended March 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2018

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Mitchell L. Gaynor
Mitchell L. Gaynor
Chief Administration and Legal Officer and Secretary